                                                                   EXHIBIT 99.11


DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ N.J. Davison
----------------------------------
 Nicholas J. Davison
 Senior Vice President




/s/ Randall L. Talcott
----------------------------------
 Randall  L. Talcott
 Vice President - Finance

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.             CASE NUMBER: 01-10963 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS


 Attachment 1             Summary of Bank and Investment Accounts

 Attachment 2             Schedule of Receipts and Disbursements

 Attachment 3             Bank and Investment Account Statements

 Attachment 4             Income Statement

 Attachment 5             Balance Sheet

 Attachment 6             Summary of Due To/Due From Intercompany Accounts

 Attachment 7             Accounts Receivable Aging

 Attachment 8             Accounts Payable Detail

 Attachment 9             Notes to November Monthly Operating Report

         Summary Of Bank, Investment & Petty Cash Accounts         Attachment 1
                         Great River Cruise Line, L.L.C.
                        Case No: 01-10963 (EIK)                        UNAUDITED
                 For. Period. Of 23 October - 30 November, 2001

                                              Balances
                                  ----------------------------------         Receipts. &          Bank
                                    Opening              Closing             Disbursements        Statements          Account
 Account                          As Of 10/23/01      As Of 11/30/01         Included             Included            Reconciled
 -------                          --------------      --------------         --------             --------            ----------
 Delta Queen Steamer                 9,832.97             15,031.83          Yes                  No - Not            Yes
 Hibernia                                                                                         Concentration
 Account # - 812-395-270                                                                          Account

 Delta Queen                        47,475.63             34,857.85          Yes                  Not A Bank          Yes
 Petty Cash                                                                                       Account

                            Receipts & Disbursements             Attachment 2-1
                         Great River Cruise. Line L.L.C.
                             Case No: 01-10963 (EIK)                  UNAUDITED
                                    Hibernia
                               Delta Queen Steamer
                             Account # - 812-395-270
                         23 October 01 - 30 November 01



Opening Balance - 23 Oct 01
                                    9, 832.97
Receipts
                                   100,000.00         From The Delta Queen Steam Boat Co. -
                                                      Hibernia - DQSC Master Cash - Account (812-395-335)

                                   ----------
                                   100,000.00         Total Receipts



Disbursements
                                   (59,398.50)        DQ - Food/Beverage
                                    (2,108.59)        DQ - Non-Food Material
                                   (10,653.04)        DQ- Services
                                      (127.17)        Office Supplies
                                   (19,568.83)        Shorex
                                    (2,877.44)        Staffing/Temp Help
                                       (67.95)        Transportation/Hotel
                                         0.38         Adjustment

                                   ----------
                                   (94,801.14)        Total Disbursements



 Closing Balance - 30 Nov 01

                                   15, 031.83

                            Receipts & Disbursements             Attachment 2-2
                         Great River Cruise Line. L.L.C.
                             Case No: 01-10963 (EIK)                  UNAUDITED
                                   Delta Queen
                                      Petty
                                 Account # - NA
                         23 October 01 - 30 November 01



Opening Balance - 23 Oct 01
                                    47,475.63
Receipts
                                    95,000.00         From The Delta Queen Steam Boat Co. -
                                                      Hibernia - DQSC Master Cash - Account (812-395-335)
                                    59,645.38         Onboard Receipts
                                  -----------
                                   154,645.38         Total Receipts


Disbursements
                                   (71,387.87)        To AMCV Cruise Ops - First Union -
                                                      Master Cash - Account (2090002602362)

                                   (95,875.29)        Operations

                                  -----------
                                  (167,263.16)        Total Disbursements



Closing Balance - 30 Nov 01

                                   34, 857.85

                                                                    Attachment 3
                  Concentration & Investment Account Statements
                         Great River Cruise Line, L.L.C.
                             Case No: 01-10963 (EIK)
                  For Period Of 23 October - 30 November, 2001



             No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4
                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01


currency USD
    Company=22 (DELTA QUEEN)


                                                               PTD-Actual
                                                                 NOV-01
                                                              ------------
Revenue
   Gross Revenue                                              1,183,957.82
   Allowances                                                    (1,569.94)
                                                              ------------
   Net Revenue                                                1,182,387.88

Operating Expenses
   Air                                                           34,992.05
   Hotel                                                              0.00
   Commissions                                                   88,280.14
   Onboard Expenses                                              53,880.57
   Passenger Expenses                                           330,995.19
   Vessel Expenses                                              385,824.72
   Layup/Drydock Expense                                              0.00
   Vessel Insurance                                                   0.00
                                                              ------------
   Total Operating Expenses                                     893,972.67
                                                              ------------

   Gross Profit                                                 288,415.21
SG&A Expenses
   Sales & Marketing                                                  0.00
   Pre-Opening Costs                                                  0.00
                                                              ------------
   Total SG&A Expenses                                                0.00
                                                              ------------
   EBITDA                                                       288,415.21
   Depreciation                                                 126,225.70
                                                              ------------
   Operating Income                                             162,189.51

   Other Expense/(Income)
   Interest Income                                                    0.00
   Interest Expense                                                   0.00
   Equity in Earnings for Sub                                         0.00
                                                              ------------
   Total Other Expense/(Income)                                       0.00
                                                              ------------
   Net Pretax Income/(Loss)                                     162,189.51
                                                              ------------
   Income Tax Expense                                                 0.00
                                                              ------------
   Net Income/(Loss)                                            162,189.51
                                                              ------------

                                                                    Attachment 5
                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01


  currency USD
   Company=22 (DELTA QUEEN)

                                               YTD-Actual                 YTD-Actual
                                               NOV-01                     OCT-01
ASSETS                                         ---------------            ---------------
        Cash and Equivalent                          75,244.57                  64,522.98
        Restricted Cash                                   0.00                       0.00
        Marketable Securities                             0.00                       0.00
        Accounts Receivable                         122,699.70                  33,451.42
        Inventories                                 255,783.35 (Note 1)        270,331.59
        Prepaid Expenses                              8,924.97                  37,922.40
        Other Current Assets                              0.00                  14,555.00
                                                --------------             --------------
               Total Current Assets                 462,652.59                 420,783.39
        Fixed Assets                             27,296,694.44              27,296,694.44
        Accumulated Depreciation                (15,191,565.21)            (15,065,339.51)
                                                --------------             --------------
               Net Fixed Assets                  12,105,129.23              12,231,354.93
        Net Goodwill                                      0.00                       0.00
        Intercompany Due To/From                 (9,857,916.80)             (9,202,583.95)
        Net Deferred Financing Fees                       0.00                       0.00
        Net    Investment in Subsidiaries                 0.00                       0.00
        Other Non Current Assets                          0.00                       0.00
                                                --------------             --------------
               Total Other Assets                (9,857,916.80)             (9,202,583.95)
                                                --------------             --------------
               Total Assets                       2,709,865.02               3,449,554.37
                                                --------------             --------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01


  currency USD
   Company=22 (DELTA QUEEN)

                                               YTD-Actual                 YTD-Actual
                                               NOV-01                     OCT-01
LIABILITIES                                    ---------------            ---------------
  Accounts Payable                                    4,158.93                   5,758.93
  Accrued Liabilities                               810,416.54   Note 2        715,443.75
  Deposits                                        1,031,694.40               2,045,629.83
                                                 -------------              -------------
         Total Current Liabilities                1,846,269.87               2,766,832.51

  Long Term Debt                                          0.00                       0.00
  Other Long Term Liabilities                             0.00                       0.00
                                                 -------------              -------------
         Total Liabilities                        1,846,269.87               2,766,832.51

OTHER
  Liabilities Subject to Compromise                 509,054.22                 490,370.44
                                                 -------------              -------------
         Total Other                                509,054.22                 490,370.44

OWNER'S EQUITY
  Common Stock                                            0.00                       0.00
  Add'1 Paid In Capital                           3,701,000.00               3,701,000.00
  Current Net Income (Loss)                      (2,044,030.52)             (2,206,220.03)
  Retained Earnings                              (1,302,428.55)             (1,302,428.55)
                                                 -------------              -------------
        Total Owner's Equity                        354,540.93                 192,351.42
                                                 -------------              -------------
        Total Liabilities & Other &               2,709,865.02               3,449,554.37
                                                 -------------              -------------

                                                                    Attachment 6
                    Great River Cruise Line, L.L.C. 01-10963
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001


                                                             BEGINNING                                                ENDING
AFFILIATE NAME                               CASE NUMBER      BALANCE            DEBITS           CREDITS             BALANCE
American Classic Voyages Co.                 01-10954     (5,164,613.57)        302,817.50        931,804.31      (5,793,600.38)
AMCV Cruise Operations, Inc.                 01-10967     (9,485,031.82)        581,381.54        610,069.62      (9,513,719.90)
The Delta Queen Steamboat Co.                01-10970      6,343,700.00         324,158.57        164,114.34       6,503,744.23
DQSB II, Inc.                                01-10974           (367.05)                --                --            (367.05)
Great AQ Steamboat, L.L.C                    01-10960        164,847.01             550.00                --         165,397.01
Great Pacific NW Cruise Line, L.L.C          01-10977          1,882.08                                   --           1,882.08
Great Ocean Cruise Line, L.L.C               01-10959        (70,146.64)         14,555.00        (55,591.64)
Cruise America Travel, Incorporated          01-10966       (983,430.47)      1,178,729.00      1,368,079.82      (1,172,781.29)
Delta Queen Coastal Voyages, L.L.C           01-10964         18,978.71                                   --          18,978.71
Cape Cod Light, L.L.C                        01-10962           (270.05)                                  --            (270.05)
Cape May Light, L.L.C                        01-10961         24,875.25           6,931.25                --          31,806.50
Project America, Inc.                        N/A             (11,144.65)                --                --         (11,144.65)
Oceanic Ship Co.                             N/A                (257.75)                --                --            (257.75)
Great Hawaiian Properties Corporation        01-10971        (41,555.00)                --                --         (41,555.00)
American Hawaiian Properties Corporation     01-10976            (50.00)         32,695.14         23,082.76           9,562.38
                                                         -----------------------------------------------------------------------
                                                          (9,202,583.95)       2,441818.00      3,097,150.85      (9,857.916.80)
                                                         =======================================================================

                                                                    Attachment 7

GREAT RIVER CRUISE LINE, L.L.C. 22                        CASE #  01-10963 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation


 Detail:                                    0-30 DAYS    31-60 DAYS   61-90 DAYS      91+ DAYS     TOTAL
 Paymentech Credit Card Processor            59065.48       7110.88                     446.53     66622.89
 American Express Credit Card Processor      11931.67       1459.64                                13391.31
 Discover Credit Card Processor               4368.86        900.97                                 5269.83
 Diners Credit Card Processor                                205.34                                  205.34
 Travel Agents                                              7522.24                   29688.09     37210.33
 Total                                       75366.01      17199.07            0      30134.62     122699.7

                                                                    Attachment 8

                                   DELTA QUEEN
                                AP-STEAMER CHECKS
                               22-000-221300-00000

                                   NOVEMBER-01

OUTSTANDING CHECKS:

                  12333 M. Richardson-Walmart                                           (40.00)
                  12335 J. Blasier-Capitol One                                          (20.00)
                  12385 J. Blasier-K. Hansen,                                          (150.00)
                  12399 Peoria Historical Society                                      (120.00)
                  12402 Anthony May-Tracey Dodson                                      (200.00)
                  12403 Anthony May-Mervyn's                                            (50.00)
                  12404 Anthony May-Venzon                                             (200.00)
                  12405 Anthony May-Felicia Tanner                                     (300.00)
                  12408 Peoria Historical Society                                      (160.00)
                  12411 Ellie Dbwnen                                                  (2893.93)
                  12412 Hevy Rainey-St. Jude                                            (25.00)
                                                                                      --------
                  Total per G/L:                                                      (4158.93)
                                                                                      ========

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF NOVEMBER 30, 200.1
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company."

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.

3. The Debtor continued to operating its primary asset, the Delta Queen, through January 4, 2002. The Debtor has ceased accruing for its next scheduled lay-up, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings. The Debtor has continued to record depreciation expense pending the outcome of Chapter 11 proceedings.